Exhibit 10.1

LOAN MODIFICATION AGREEMENT AND WAIVER

THIS LOAN MODIFICATION AGREEMENT AND WAIVER (“Amendment”) is dated effective as of August 19, 2016 by and among FOUNDATION HEALTHCARE, INC., an Oklahoma corporation (“Borrower”), the lenders from time to time party to the Credit Agreement (collectively, “Lenders” and individually, a “Lender”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent and L/C Issuer (the “Administrative Agent”).

RECITALS

A. Administrative Agent, Lenders and Borrower are parties to that certain Credit Agreement, dated as of December 31, 2015 (as amended, the “Credit Agreement”).

B. Borrower has requested that Administrative Agent and the Lenders, among other things:

(i) waive certain Defaults as more specifically provided herein; and

(ii) extend the time for payment of the May 2016 Temporary Advance from August 15, 2016 to January 15, 2017;

C. Administrative Agent and the Lenders are willing to permit such modifications subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

Recitals and Definitions

Section 1.01. Recitals. The foregoing recitals are hereby incorporated into and made a part of this Amendment for all purposes.

Section 1.02. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement. Definitions contained in the Credit Agreement, as amended hereby, and in the other Loan Documents which identify agreements, instruments or documents shall be deemed to include all amendments and supplements to such agreements, instruments and documents and, without any obligation on the part of Lender to enter into any future amendments, modifications or supplements, all future amendments, modifications, and supplements thereto entered into from time to time.

ARTICLE II

Waiver of Defaults; Etc.

Section 2.01. Defaults. Pursuant to Sections 9.1, 9.2, 9.3, and 9.4 of the Credit Agreement (Debt to EBITDA Ratio, Senior Debt to EBITDA Ratio, Pre-Distribution Fixed Charge Coverage Ratio, and Post-Distribution Fixed Charge Coverage Ratio, respectively), Borrower was required to maintain certain financial covenants. Borrower failed to comply with such covenants for the quarter ended June 30, 2016 and it anticipates being unable to comply with such covenants for the quarters ended September 30, 2016, December 31, 2016, and March 31, 2017 (collectively, the “Current Defaults”). Failure to comply with such covenants constitutes an immediate Event of Default under Section 10.1(b) of the Credit Agreement.

Section 2.02. Waiver of Current Defaults. Subject to satisfaction of the other conditions set forth in this Amendment, each of the Administrative Agent and Lenders hereby waives the Current Defaults. This waiver is limited to the Current Defaults and shall not be deemed to be a waiver of any other provision of the Loan Documents. Neither the execution by Administrative Agent and the Lenders of this Amendment, nor any other act or omission by the Administrative Agent and the Lenders in connection herewith, shall be deemed a waiver by the Administrative Agent and the Lenders of any other Default or Event of Default which may exist or which may occur in the future under the Credit Agreement or any other Loan Document (collectively “Other Violations”). Similarly, nothing contained in this Amendment shall, directly or indirectly, in any way whatsoever, either (a) impair, prejudice or otherwise adversely affect the rights of the Administrative Agent and Lenders at any time to exercise any right, privilege, or remedy in connection with the Loan Documents with respect to any Other Violations, or (b) constitute any course of dealing or other basis for altering any obligation of Borrower or any Obligated Party or any right, privilege, or remedy of Lender under the Loan Documents. Nothing in this Amendment shall be construed to be a consent or waiver by the Administrative Agent or any Lender to any Other Violations.

ARTICLE III

Amendments and Additions to Credit Agreement

Section 3.01. Definition of Maturity Date; May 2016 Temporary Advance. The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is amended and restated to read as follows:

“Maturity Date” means (a) with respect to the Revolving Credit Facility, December 30, 2018, or such earlier date on which the Revolving Credit Commitment of each Revolving Credit Lender terminates as provided in this Agreement; provided that any and all amounts outstanding under the May 2016 Temporary Advance shall be due and payable on January 15, 2017, and (b) with respect to the Term Loan Facility, December 30, 2020; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next succeeding Business Day.

Section 3.02. May 2016 Temporary Advance. Section 2.10(g) of the Credit Agreement is hereby amended and restated to read as follows:

(g) May 2016 Temporary Advance. Subject to the terms and conditions of this Agreement, each Lender listed on Annex I attached to that certain Loan Modification and Waiver dated May 11, 2016 severally agrees to make one or more revolving credit loans to Borrower from time to time from May 11, 2016 until January 15, 2017 in an aggregate principal amount for such Lender at any time outstanding up to but not exceeding the amount listed on Annex 1 (the “May 2016 Temporary Advance”). Each May 2016 Temporary Advance shall be deemed to be a Revolving Credit Borrowing, shall be evidenced by a separate Revolving Credit Note, and the Revolving Credit Commitment of each Revolving Credit Lender shall, until the May 2016 Temporary Advance is paid in full, be deemed amended to take into account such advances. Borrower agrees that any and all May 2016 Temporary Advances, as determined by the Administrative Agent, shall be paid in full on or before January 15, 2017. Each of the Lenders acknowledges and agrees that, so long as any amount remains outstanding under this clause (g), payments on the Obligations to be applied to the Revolving Credit Loans shall be applied first to the advances hereunder.

Section 3.03. Subordinated Debt. Section 8.17 of the Credit Agreement is hereby amended and restated to read as follows:

Section 8.17 Subordinated Debt. Each of the Borrower Entities will perform and observe all of their respective agreements and covenants under and pursuant to the Subordinated Debt and shall not modify, amend, terminate or cancel any documents, agreements or instruments related to the Subordinated Debt without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld, conditions or delayed. Borrower (a) will cause the Subordinated Debt at all times to be subject to a subordination agreement in form and substance satisfactory to the Administrative Agent; and (b) shall not make, or permit any Borrowing Entity to make, any payments on any Subordinated Debt other than as provided in such subordination agreement. Notwithstanding the foregoing, the Houston Hospital Note shall not be subject to a subordination agreement, but shall at all times remain unsecured. Borrower shall cause the Houston Hospital to perform and observe all of its respective agreements and covenants under and pursuant to the Houston Hospital Note and shall not modify, amend, terminate or cancel the Houston Hospital Note without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld, conditions or delayed. No payments shall be made with respect to the Houston Hospital Note from August 19, 2016 through June 30, 2017. Thereafter, if no Default or Event of Default has occurred or will occur as a result of such payments, and Borrower has demonstrated to Administrative Agent, in form and substance satisfactory to Administrative Agent, that Borrower is in compliance with the covenants listed in Article 9 of the Credit Agreement (as if compliance with such covenants had not been waived), regularly scheduled payments on the Houston Hospital Note shall be permitted. If notice of non-payment is required or desired by Administrative Agent, Borrower shall cause such notice to be delivered to the holder of the Houston Hospital Note.

Section 3.04. Preferred Shares. Section 8.19 of the Credit Agreement is hereby amended and restated to read as follows:

Section 8.19 Preferred Shares. Borrower will cause TSH to perform and observe all of its respective agreements and covenants under and pursuant to the Preferred Shares and shall not permit the modification, amendment, termination or cancellation any documents, agreements or instruments related to the Preferred Shares without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld, conditioned or delayed. No payments with respect to the Preferred Shares may be made to the holders thereof from August 19, 2016 through June 30, 2017. Thereafter, if no Default or Event of Default has occurred or will occur as a result of such payments, and Borrower has demonstrated to Administrative Agent, in form and substance satisfactory to Administrative Agent, that Borrower is in compliance with the covenants listed in

Article 9 of the Credit Agreement (as if compliance with such covenants had not been waived), payments with respect to the Preferred Shares may be made to the holders thereof. If notice of non-payment is required or desired by Administrative Agent, Borrower shall cause such notice to be delivered to the holders of the Preferred Shares.

Section 3.05. Additional Covenants and Requirements through June 30, 2017; Interest Rate. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document:

(a) Borrower shall furnish to Administrative Agent (with copies for each Lender), on or before 3:00 p.m., Dallas, Texas time on August 26, 2016, and on or before 3:00 p.m., Dallas, Texas time, on each Friday thereafter until June 30, 2017, in form and substance reasonably satisfactory to Administrative Agent:

(i) a rolling thirteen week cash summary report for the Borrowing Entities;

(ii) a Houston Hospital syndication update, including a report of cash received from investors and placed into escrow; and

(iii) account payable aging classifying the accounts payable of the Borrowing Entities by categories of 0-30, 31-60, 61-90 and over 90, from date of invoice.

(b) Borrower shall, at all times, maintain:

(i) total cash balances of the Borrowing Entities in excess of $2,000,000; provided that the failure to maintain such cash balances shall not be an Event of Default if, within five (5) days of the occurrence of such failure, such failure is cured to the reasonable satisfaction of the Administrative Agent; and

(ii) total accounts payable of the Borrowing Entities past due by 91 plus days of less than $6,250,000.

(c) Borrower shall not permit the EBITDA of the Borrower Entities (excluding asset sales and one time payments) (a) for the fiscal quarter ended September 30, 2016, to be less than $1,750,000; and (b) for the fiscal quarter ended December 31, 2016, and for each fiscal quarter thereafter, to be less than $4,250,000.

Borrower acknowledges and agrees that the failure to maintain any of the requirements in Section 3.03 above shall be an immediate Event of Default under the Credit Agreement and the other Loan Documents.

(d) Subject to Section 2.8(g) of the Credit Agreement regarding the Default Interest Rate, from August 19, 2016 to and including June 30, 2017, all outstanding amounts under the Revolving Credit Loans and Term Loans shall bear interest at the applicable Interest Rate based on the Base Rate; provided the Base Rate as used in the determination of the Interest Rate from time to time shall not at any time be less than 3.50%.

ARTICLE IV

Conditions

Section 4.01. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, in form and substance satisfactory to Lender, unless specifically waived in writing by Administrative Agent:

(a) Administrative Agent shall have received this Amendment originally executed and delivered by Borrower and the Lenders;

(b) Administrative Agent shall have received an Authority Certificate executed by an officer of Borrower;

(c) Administrative Agent shall have received an acknowledgment and consent from the Guarantors in the form attached hereto as Annex I;

(d) Administrative Agent shall have received from Borrower, for the benefit of the Lenders, a fee as described in the Fee Letter dated on or about even date herewith;

(e) The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and in each other Loan Document, as amended of even date herewith, shall be true and correct as of the date hereof, as if made on the date hereof;

(f) Except for the Current Defaults, no Default or Event of Default shall have occurred and be continuing;

(g) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Lender;

(h) Administrative Agent shall have received from Borrower payment of all expenses incurred by Lender to date, including reasonable attorneys’ fees and costs; and

(i) Lender shall have received such other documents, instruments or certificates as Lender and its counsel may reasonably require, including such documents as Lender in its sole discretion deems necessary or appropriate to effectuate the terms and conditions of this Amendment and the Loan Documents.

ARTICLE V

Ratifications, Representations and Warranties

Section 5.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Credit Agreement, as amended, and the other Loan Documents, as amended, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 5.02. Representations and Warranties. Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and do not and will not conflict with or violate any provision of any applicable law, the organizational documents of, or any agreement, document, judgment, license, order or permit applicable to or binding upon any of the Borrower; and no consent, approval, authorization or order of and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Amendment or to consummate the transactions contemplated hereby;

(b) the representations and warranties contained in the Credit Agreement, as amended, and in each of the other Loan Documents, as amended, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

(c) Except for the Current Defaults, Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended, and in each of the other Loan Documents, as amended; and

(d) Borrower acknowledges and agrees that each of the Administrative Agent and Lenders is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended, and in each of the other Loan Documents, as amended.

Section 5.03. Renewal and Extension of Security Interests and Liens. Borrower hereby acknowledges, ratifies, reaffirms and renews the liens and security interests created by and granted in the Loan Documents in all of the assets of Borrower and Guarantors now or hereafter owned (collectively, together with any and all substitutes, replacements and proceeds thereof, the “Collateral”). Borrower agrees that this Amendment shall in no manner affect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Credit Agreement as herein provided, and to carry forward all liens and security interest securing same, which are acknowledged by Borrower to be valid and subsisting, perfected in favor of Lender and prior in right and interest over any other liens or security interests existing on the Collateral. Borrower covenants and agrees that no security interests or liens exist on the Collateral, except in favor of Lender and as otherwise expressly permitted in the Credit Agreement.

Section 5.04. Modification. Borrower acknowledges and agrees that (a) this Amendment shall not constitute a novation or otherwise extinguish the Obligations evidenced by the Credit Agreement, as amended, or the other Loan Documents, as amended; (b) the Obligations shall be paid in accordance with the terms and conditions of the Credit Agreement, as amended, and the other Loan Documents, as amended; and (c) neither Borrower nor any Guarantor has any right of offset, defense, or counterclaim to the payment and performance of the Notes or any of the other Obligations under the Credit Agreement, as amended, or any other Loan Document, as amended. Neither the Administrative Agent nor the Lenders have made any commitment, either express or implied, to extend the maturity date of the Notes, or to provide Borrower with any financing, beyond the maturity date of the Notes, it being expressly acknowledged and agreed to by Borrower that the Obligations shall be due and payable in full as set forth in the Loan Documents.

ARTICLE VI

Miscellaneous

Section 6.01. Survival of Representations and Warranties. All representations and warranties made in this Amendment, the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent and Lenders to rely upon them.

Section 6.02. Reference to Credit Agreement and the Other Loan Documents. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement and the other Loan Documents, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement or any other Loan Document shall mean a reference to the Credit Agreement and the other Loan Documents as amended hereby or of even date herewith, and as may be further amended from time to time.

Section 6.03. Expenses of Lender. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Administrative Agent’s legal counsel, and all reasonable costs and expenses incurred by Administrative Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document.

Section 6.04. RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO PAY AND PERFORM THE OBLIGATIONS UNDER THE LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT AND LENDERS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, LENDERS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, ATTORNEYS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OF THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, AS AMENDED, OR OTHER LOAN DOCUMENTS, AS AMENDED, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT (COLLECTIVELY, THE “RELEASED CLAIMS”). WITHOUT LIMITING ANY PROVISION OF THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT THE RELEASED CLAIMS INCLUDE ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER (INCLUDING ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE SOLE CONTRIBUTORY OR ORDINARY NEGLIGENCE OF THE RELEASED PARTIES (OR ANY OF THEM).

Section 6.05. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable in such jurisdiction.

Section 6.06. APPLICABLE LAW. THIS AMENDMENT AND, EXCEPT AS OTHERWISE SET FORTH THERIN, THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Section 6.07. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrower, and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.

Section 6.08. Counterparts; Facsimiles. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or portable document format (pdf) shall be equally as effective as delivery of an executed original counterpart and shall constitute a covenant to deliver an executed original counterpart, but the failure to do so shall not affect the validity, enforceability and binding effect of this Amendment.

Section 6.09. Further Assurances. Borrower shall execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents and agreements, and shall take or cause to be taken such actions as the Administrative Agent may, from time to time, reasonably request to carry out the terms of this Amendment and the other Loan Documents.

Section 6.10. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.11. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED, REPRESENT THE ENTIRE AGREEMENT AMONG THE PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 6.12. Amendment as a Loan Document. This Amendment constitutes a Loan Document and any failure of the Borrower to comply with the terms and conditions of this Amendment shall result in an Event of Default under the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

ADMINISTRATIVE AGENT:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ DEBORAH T. PURVIN
Deborah T. Purvin, Senior Vice President

BORROWER:

FOUNDATION HEALTHCARE, INC.

By:	/s/ HUBERT U. KING
Hubert U. King, CFO

LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ DEBORAH T. PURVIN
Deborah T. Purvin, Senior Vice President

LENDER:

LEGACYTEXAS BANK

By:	/s/ LINDSEY BURRIS
Lindsey Burris, Assistant Vice President

LENDER:

INTRUST BANK, NATIONAL ASSOCIATION

By:	/s/ TOM O’KEEFE
Tom O’Keefe, Market President